EXECUTION COPY

MORTGAGE LOAN PURCHASE AGREEMENT

This is a Mortgage Loan Purchase Agreement (this “Agreement”), dated January 31, 2007, between DB Structured Products, Inc. (the “Seller”) and Deutsche Alt-A Securities, Inc., a Delaware corporation (the “Purchaser”).

Preliminary Statement

The Seller intends to sell the Mortgage Loans (as hereinafter identified) to the Purchaser on the terms and subject to the conditions set forth in this Agreement.  The Purchaser intends to deposit the Mortgage Loans into a mortgage pool comprising the Trust Fund.  The Trust Fund will be evidenced by a single series of mortgage pass-through certificates designated as Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR1 Mortgage Pass-Through Certificates (the “Certificates”).  The Certificates will consist of 20 classes of certificates.  The Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2007 (the “Pooling and Servicing Agreement”), among the Purchaser as depositor, Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and as securities administrator and HSBC Bank USA, National Association as trustee (the “Trustee”).  The Purchaser will sell the Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-3C, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates to Deutsche Bank Securities Inc. (“DBSI”), pursuant to the Amended and Restated Underwriting Agreement, dated as of August 1, 2003, as amended to and including January 29, 2007, between the Purchaser and DBSI, and the Terms Agreement, dated January 29, 2007, between the Purchaser and DBSI.  The Purchaser will sell the Class CE, Class P and Class R Certificates to DBSI.  Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

The parties hereto agree as follows:

SECTION 1.

Agreement to Purchase. The Seller hereby sells and the Purchaser hereby purchases, on the date hereof (the “Closing Date”), (a) certain one- to four-family, adjustable-rate and hybrid adjustable-rate first lien residential mortgage loans, having an aggregate outstanding principal balance as of the close of business on January 1, 2007 (the “Cut-Off Date”), after deducting payments due on or before that date, of approximately $773,573,000 (the “Initial Mortgage Loans”).

SECTION 2.

Mortgage Loan Schedule. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the “Closing Schedule”) that shall describe such Mortgage Loans and set forth all of the Mortgage Loans to be purchased under this Agreement, including the Prepayment Charges.  The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of “Loan Schedule” under the Pooling and Servicing Agreement.

SECTION 3.

Consideration.

(a)

In consideration for the Mortgage Loans to be purchased hereunder, the Purchaser shall, as described in Section 8, pay to or upon the order of the Seller in immediately available funds an amount (the “Purchase Price”) equal to $773,573,000.

(b)

The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-Off Date, all other payments of principal due and collected after the Cut-Off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-Off Date.  All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

(c)

Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the Certificateholders.

SECTION 4.

Transfer of the Mortgage Loans.

(a)

Possession of Mortgage Files. The Seller does hereby sell to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans, including the related Prepayment Charges.  The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser.  Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage or with respect to a Cooperative Loan (as defined in Exhibit 3 hereto), the related Security Agreement and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

(b)

Delivery of Mortgage Loan Documents. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

(i)

with respect to each Mortgage Loan that is not a Cooperative Loan (to the extent not defined herein or in the Pooling and Servicing Agreement, capitalized terms used in this Section 4(b)(i) shall have the meanings set forth on Exhibit 3 to this Agreement):

1.

the original Mortgage Note (including all riders thereto), or certified copies thereof, bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee, endorsed in blank, via original signature, and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee.   If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by “[name of last endorsee], successor by merger to [name of predecessor]”. If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by “[name of last endorsee], formerly known as [previous name]”;

2.

an original Assignment of Mortgage executed in blank;

3.

the original of any guarantee executed in connection with the Mortgage Note, if any;

4.

the original Mortgage (including all riders thereto) with evidence of recording thereon and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon, and in the case of each MOM Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS®, with evidence of recording indicated thereon; or, if the original Mortgage with evidence of recording thereon has not been returned by the public recording office where such Mortgage has been delivered for recordation or such Mortgage has been lost or such public recording office retains the original recorded Mortgage, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an officer’s certificate of the title insurer insuring the Mortgage, the escrow agent, the Seller or the related Servicer stating that such Mortgage has been delivered to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Purchaser’s designee upon receipt thereof by the party delivering the officer’s certificate or by the related Servicer; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage with the recording information thereon certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

5.

the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any;

6.

the originals of any intervening assignments of mortgage with evidence of recording thereon evidencing a complete chain of ownership from the originator of the Mortgage Loan to the last assignee, or if any such intervening assignment of mortgage has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded intervening assignments of mortgage, a photocopy of such intervening assignment of mortgage, together with (i) in the case of a delay caused by the public recording office, an officer’s certificate of the title insurer insuring the Mortgage, the escrow agent, the Seller or the related Servicer stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Purchaser’s designee upon receipt thereof by the party delivering the officer’s certificate or by the related Servicer; or (ii) in the case of an intervening assignment of mortgage where a public recording office retains the original recorded intervening assignment of mortgage or in the case where an intervening assignment of mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage;

7.

if the Mortgage Note, the Mortgage, any Assignment of Mortgage, or any other related document has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign;

8.

the original lender’s title insurance policy in the form of an ALTA mortgage title insurance policy or, if the original lender’s title insurance policy has not been issued, the irrevocable commitment to issue the same; provided, that the Seller shall deliver such original title insurance policy to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt by the Seller, if any; and

9.

the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any.

(ii)

with respect to each Cooperative Loan, as applicable, (to the extent not defined herein or in the Pooling and Servicing Agreement, capitalized terms used in this Section 4(b)(ii) shall have the meanings set forth on Exhibit 3 to this Agreement):

1.

the original Mortgage Note (including all riders thereto) bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee, endorsed in blank, via original signature, and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee.   If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by “[name of last endorsee], successor by merger to [name of predecessor]”. If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by “[name of last endorsee], formerly known as [previous name]”;

2.

the Cooperative Shares, together with the Stock Power in blank;

3.

the executed Security Agreement;

4.

the executed Proprietary Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan;

5.

the executed Recognition Agreement;

6.

copies of the original UCC Financing Statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

7.

copies of the filed UCC assignments or amendments of the security interest referenced in clause (6) above showing an unbroken chain of title from the originator to the Trust, each with evidence of recording thereof, evidencing the interest of the assignee under the Security Agreement and the Assignment of Proprietary Lease;

8.

an executed assignment of the interest of the originator in the Security Agreement, the Assignment of Proprietary Lease and the Recognition Agreement, showing an unbroken chain of title from the originator to the Trust; and

9.

for any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

Notwithstanding anything to the contrary contained in this Section 4, with respect to a maximum of approximately 1.00% of the Mortgage Loans, by aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, if any original Mortgage Note referred to in Section 4(b)(i) above cannot be located, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Purchaser or any assignee, transferee or designee of the Purchaser of a photocopy of such Mortgage Note, if available, with a lost note affidavit substantially in the form of Exhibit 1 attached hereto.  If any of the original Mortgage Notes for which a lost note affidavit was delivered to the Purchaser or any assignee, transferee or designee of the Purchaser is subsequently located, such original Mortgage Note shall be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser within three (3) Business Days; and if any document referred to in Section 4(b)(ii) or 4(b)(iv) above has been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller hereunder shall be deemed to have been satisfied upon delivery to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt thereof by or on behalf of the Seller of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.

In the event that the original lender’s title insurance policy has not yet been issued, the Seller shall deliver to the Purchaser or any assignee, transferee or designee of the Purchaser a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company. The Seller shall deliver such original title insurance policy to the Purchaser or any assignee, transferee or designee of the Purchaser promptly upon receipt by the Seller, if any.

Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller, shall be so held for the benefit of the Purchaser, its assignee, transferee or designee.

(c)

Acceptance of Mortgage Loans. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date, within seven (7) days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Closing Schedule.

(d)

Transfer of Interest in Agreements. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller under this Agreement will be promptly reimbursed by the Seller.

(e)

Examination of Mortgage Files. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination the Mortgage File pertaining to each Mortgage Loan or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser or the Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within sixty (60) days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

SECTION 5.

Representations, Warranties and Covenants of the Seller.

The Seller hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

(i)

The Seller is a corporation organized under the laws of the state of Delaware with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Agreement has been duly authorized, executed and delivered by the Seller. The Seller had the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver and engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement;

(ii)

The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or by general principles of equity;

(iii)

The execution, delivery and performance of this Agreement by the Seller (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the articles of incorporation or by-laws of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which the Seller or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

(iv)

No consent, approval, authorization or order of, registration or filing with, or notice on behalf of the Seller to any governmental authority or court is required, under federal laws or the laws of the State of New York, for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

(v)

The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(vi)

Immediately prior to the sale of the Mortgage Loans to the Purchaser as herein contemplated, the Seller was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note, and, upon the payment to the Seller of the Purchase Price, in the event that the Seller retains or has retained record title, the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof from and after the date hereof;

(vii)

There are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans by the Seller or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

(viii)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any relevant jurisdiction, except any as may have been complied with;

(ix)

There is no litigation currently pending or, to the best of the Seller’s knowledge without independent investigation, threatened against the Seller that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates or the execution, delivery, performance or enforceability of this Agreement; and

(x)

The information set forth in the applicable part of the Closing Schedule relating to the existence of a Prepayment Charge is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms upon the mortgagor’s full and voluntary principal prepayment under applicable law, except to the extent that: (1) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights;  (2) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary prepayment; or (3) subsequent changes in applicable law may limit or prohibit enforceability thereof under applicable law.

SECTION 6.

Representations and Warranties of the Seller Relating to the Mortgage Loans.

The Seller hereby represents and warrants to the Purchaser that as to each Mortgage Loan as of the Closing Date (unless otherwise set forth herein):

(i)

The information set forth in the Closing Schedule is true and correct in all material respects as of the Cut-Off Date;

(ii)

No Monthly Payment required to be made under any Mortgage Loan has been contractually delinquent by one month or more at any time preceding the date such Mortgage Loan was purchased by the Seller;

(iii)

To the best of the Seller’s knowledge, there are no delinquent taxes, assessment liens or insurance premiums affecting the related Mortgaged Property;

(iv)

The buildings and improvements on the Mortgaged Property are insured against loss by fire and hazards of extended coverage (excluding earthquake insurance) in an amount which is at least equal to the lesser of (i) the amount necessary to compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Mortgage Loan.  To the best of the Seller’s knowledge, if the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and the Seller has not engaged in any act or omission which would impair the coverage of any such insurance policies. Except as may be limited by applicable law, the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

(v)

Each Mortgage Loan and the related Prepayment Charge complied in all material respects with any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending, fair housing, or disclosure laws applicable to the origination and servicing of Mortgage Loans of a type similar to the Mortgage Loans and the consummation of the transactions contemplated hereby will not involve the violation of any such laws;

(vi)

Except as the Mortgage File may reflect, the Mortgage has not been satisfied, cancelled, subordinated or rescinded in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

(vii)

The Mortgage was recorded or was submitted for recording in accordance with all applicable laws and is a valid, existing and enforceable first lien on the Mortgaged Property including all improvements on the Mortgaged Property;

(viii)

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, insured under the related title policy, and enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by a bankruptcy, insolvency or reorganization;

(ix)

The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has the full right to convey, transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and immediately upon the sale, assignment and endorsement of the Mortgage Loans from the Seller to the Purchaser, the Purchaser shall have good and indefeasible title to and be the sole legal owner of the Mortgage Loans subject only to any encumbrance, equity, lien, pledge, charge, claim or security interest arising out of the Purchaser’s actions;

(x)

Each Mortgage Loan is covered by either (a) an attorney’s opinion of title and abstract of title the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area where the Mortgaged Property is located or (b) a valid and binding American Land Title Association lender's title insurance policy issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located. No claims have been filed under such lender's title insurance policy, and the Seller has not done, by act or omission, anything that would impair the coverage of the lender's title insurance policy;

(xi)

To the best of the Seller’s knowledge, there is no material default, breach, violation event or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and the Seller has not, nor has its predecessors, waived any material default, breach, violation or event of acceleration;

(xii)

To the best of the Seller’s knowledge, no Mortgage Loan permits negative amortization or the deferral of accrual interest;

(xiii)

As of the date the Mortgage Loan was purchased by the Seller, to the best of the Seller’s knowledge, there was no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xiv)

To the best of the Seller’s knowledge, the Mortgage Loan is not subject to any valid right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any such right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(xv)

To the best of the Seller’s knowledge, each Mortgage Loan was originated on forms acceptable to FNMA or FHLMC;

(xvi)

The Mortgaged Property is free of material damage and in good repair, excepting therefrom any Mortgage Loan subject to an escrow withhold as shown on the Closing Schedule and only to the extent of that escrow withhold;

(xvii)

All parties to the Mortgage Note had the legal capacity to execute the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly executed by such parties;

(xviii)

To the best of the Seller’s knowledge, at the time of origination of the Mortgage Loan, no appraised improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning law or regulation and to the best of the Seller’s knowledge, all inspections, licenses and certificates required in connection with the origination of any Mortgage Loan with respect to the occupancy of the Mortgaged Property, have been made or obtained from the appropriate authorities;

(xix)

The Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of FNMA and FHLMC and was made prior to the origination of the Mortgage Loan by a qualified appraiser, duly appointed by the related originator and was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

(xx)

Each Mortgage Loan is an obligation which is principally secured by an interest in real property within the meaning of Treasury Regulation section 1.860G 2(a);

(xxi)

Each Mortgage Loan is directly secured by a first lien on, and consists of a single parcel of, real property with a detached one-to-four family residence erected thereon, a townhouse or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or stock in a cooperative housing corporation;

(xxii)

With respect to any Mortgage Loan with an original Loan-to-Value Ratio greater than 80%, the Mortgage Loan will be insured by a primary mortgage guaranty insurance policy, issued by an insurer which meets the requirements of FNMA and FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the appraised value of the Mortgaged Property required by FNMA.  All provisions of such primary mortgage guaranty insurance policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  Any Mortgage subject to any such primary mortgage guaranty insurance policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith.  The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium;

(xxiii)

Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development or any successor thereto;

(xxiv)

No Mortgage Loan is (a) subject to, covered by or in violation of the provisions of the Homeownership and Equity Protection Act of 1994, as amended, (b) a “high cost”, “covered”, “abusive”, “predatory”, or “high risk” mortgage loan (or a similarly designated loan using different terminology) under any federal, state or local law, including without limitation, the provisions of the Georgia Fair Lending Act, New York Banking Law, Section 6-1, the Arkansas Home Loan Protection Act, effective as of June 14, 2003, Kentucky State Statute KRS 360.100, effective as of June 25, 2003 or any other statute or regulation providing assignee liability to holders of such mortgage loans, (c) subject to or in violation of any such or comparable federal, state or local statutes or regulations;

(xxv)

[Reserved];

(xxvi)

No Mortgage Loan is a “High-Cost Home Loan” or a refinanced “Covered Home Loan,” in each case, as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46;10B-22 et seq.);

(xxvii)

No Mortgage Loan is a subsection 10 mortgage under the Oklahoma Home Ownership and Equity protection Act;

(xxviii)

No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. §§ 58-21A-1 et seq.);

(xxix)

No Mortgage Loan is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

(xxx)

There is no Mortgage Loan that was originated or modified on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia. There is no such Mortgage Loan underlying the Certificate that was originated on or after March 7, 2003, which is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(xxxi)

No Mortgage Loan is a “High-Cost Home Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C);

(xxxii)

No Mortgage Loan is a “High-Cost Home Loan” as defined in the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. Sections 24-9-1 through 24-9-9);

(xxxiii)

Information provided to the Rating Agencies, including the loan level detail, is true and correct according to the Rating Agency requirements;

(xxxiv)

The Mortgage Loans were underwritten in accordance with the related originator’s underwriting guidelines in effect at the time the Mortgage Loans were originated (the “Applicable Underwriting Guidelines”), except with respect to certain of those Mortgage Loans which had compensating factors permitting a deviation from the Applicable Underwriting Guidelines;

(xxxv)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material provided to the related Mortgaged Property prior to the origination of the Mortgage Loan which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage, except as may be disclosed in the related title policy;

(xxxvi)

The servicing practices used in connection with the servicing of the Mortgage Loans have been in all respects reasonable and customary in the mortgage servicing industry of like mortgage loan servicers, servicing similar mortgage loans originated in the same jurisdiction as the Mortgaged Property;

(xxxvii)

The terms of the Mortgage Note and the Mortgage have not been materially impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage.  The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy.  No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement (approved by the title insurer to the extent required by the policy) and which assumption agreement has been delivered to the Trustee;

(xxxviii)

The Mortgage Interest Rate with respect to the Mortgage Loans is subject to adjustment at the time and in the amounts as are set forth in the related Mortgage Note;

(xxxix)

No Mortgage Loan contains a provision whereby the Mortgagor can convert a Mortgage Loan into a fixed rate Mortgage Loan;

(xl)

No selection procedures were used by the Seller that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Seller’s portfolio;

(xli)

No Mortgage Loan is secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of the related Mortgaged Property; \

(xlii)

No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.7 Revised, Appendix E (attached hereto as Exhibit 2)) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; and

(xliii)

The Mortgage Note, with respect to a Cooperative Loan, is not and has not been secured by any collateral except the lien of the Cooperative Shares and the Proprietary Lease (each as defined in Exhibit 3 hereto).

SECTION 7.

Repurchase Obligation for Defective Documentation and for Breach of Representation and Warranty.

(a)

The representations and warranties contained in Section 6 shall not be impaired by any review and examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Seller or the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of the Certificateholders. With respect to the representations and warranties contained herein as to which the Seller has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, then notwithstanding the lack of knowledge by the Seller with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Seller shall take such action described in the following paragraph in respect of such Mortgage Loan.

Upon discovery by the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document was not transferred by the Seller (as listed on the related Custodian’s preliminary exception reports, as described in the related Custodial Agreement, as part of any Mortgage File or of a breach of any of the representations and warranties contained in Section 6 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the party discovering such breach shall give prompt written notice to the Seller. Within sixty (60) days of its discovery or its receipt of notice of any such missing documentation that was not transferred by the Seller as described above, or of materially defective documentation, or within sixty (60) days of any such breach of a representation and warranty, the Seller promptly shall deliver such missing document or cure such defect or breach in all material respects or, in the event the Seller cannot deliver such missing document or cannot cure such defect or breach, the Seller shall, within ninety (90) days of its discovery or receipt of notice of any such missing or materially defective documentation or within ninety (90) days of any such breach of a representation and warranty, either (i) repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Substitute Loans.  The Seller shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement.  Notwithstanding the foregoing, if the representation made by the Seller in Section 6(xxiv) of this Agreement is breached, the Trustee shall, in accordance with the terms of the Pooling and Servicing Agreement, enforce the obligation of the Seller to repurchase such Mortgage Loan at the Purchase Price, or to provide a Substitute Loan (plus any costs and damages incurred by the Trust Fund in connection with any violation by any such Mortgage Loan of any predatory or abusive lending law) within ninety (90) days after the date on which the Seller was notified of such breach.  The Seller shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price in accordance with Section 2.3 of the Pooling and Servicing Agreement. Any repurchase required by this Section shall be made in a manner consistent with Section 2.3 of the Pooling and Servicing Agreement.

(b)

If the representation made by the Seller in Section 5(x) is breached, the Seller shall not have the right or obligation to cure, substitute or repurchase the affected Mortgage Loan but shall remit to the Master Servicer for deposit in the Distribution Account, prior to the next succeeding Distribution Date, the amount of the Prepayment Charge indicated on the applicable part of the Closing Schedule to be due from the Mortgagor in the circumstances less any amount collected and remitted to the Master Servicer for deposit into the Distribution Account.

(c)

It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure or repurchase a defective Mortgage Loan (and to make payments pursuant to Section 7(b)) constitute the sole remedies of the Purchaser against the Seller respecting a missing document or a breach of the representations and warranties contained in Section 6.

SECTION 8.

Closing; Payment for the Mortgage Loans.  The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of McKee Nelson LLP at 10:00 a.m. New York City time on the Closing Date.

The closing shall be subject to each of the following conditions:

(a)

All of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

(b)

The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

(c)

The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser pursuant to Section 2.1 of the Pooling and Servicing Agreement; and

(d)

All other terms and conditions of this Agreement and the Pooling and Servicing Agreement shall have been complied with.

Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement.

SECTION 9.

Closing Documents.  Without limiting the generality of Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

(a)

An Officer’s Certificate of the Seller, dated the Closing Date, upon which the Purchaser and DBSI may rely with respect to certain facts regarding the sale of the Mortgage Loans by the Seller to the Purchaser;

(b)

An Opinion of Counsel of the Seller, dated the Closing Date and addressed to the Purchaser and DBSI;

(c)

Such opinions of counsel as the Rating Agencies or the Trustee may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller’s execution and delivery of, or performance under, this Agreement; and

(d)

Such further information, certificates, opinions and documents as the Purchaser or DBSI may reasonably request.

SECTION 10.

Costs. The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, fees for title policy endorsements and continuations, the fees and expenses of the Seller’s accountants and attorneys, the costs and expenses incurred in connection with producing any Servicer’s loan loss, foreclosure and delinquency experience, and the costs and expenses incurred in connection with obtaining the documents referred to in Sections 9(a), 9(b) and 9(c), the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus and prospectus supplement, and any private placement memorandum relating to the Certificates and other related documents, the initial fees, costs and expenses of the Trustee, the fees and expenses of the Purchaser’s counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates and the fees charged by any rating agency to rate the Certificates.  All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

SECTION 11.

Servicing.  The Mortgage Loans will be master serviced by the Master Servicer under the Pooling and Servicing Agreement and serviced by GMAC Mortgage, LLC (“GMAC”), IndyMac Bank, F.S.B. (“IndyMac”) and GreenPoint Mortgage Funding, Inc. (“GreenPoint”), as applicable, on behalf of the Trust, pursuant to separate servicing agreements identified in the Pooling and Servicing Agreement and assigned to the Purchaser on the Closing Date and the Seller has represented to the Purchaser that such Mortgage Loans are not subject to any other servicing agreements with third parties (other than the servicing agreements with GMAC, IndyMac and GreenPoint).  It is understood and agreed between the Seller and the Purchaser that the Mortgage Loans are to be delivered free and clear of any servicing agreements (other than the servicing agreements with GMAC, IndyMac and GreenPoint).  Neither the Purchaser nor any affiliate of the Purchaser is servicing the Mortgage Loans under any such servicing agreement and, accordingly, neither the Purchaser nor any affiliate of the Purchaser is entitled to receive any fee for releasing the Mortgage Loans from any such servicing agreement.  For so long as the Master Servicer master services the Mortgage Loans and the applicable Servicer services the Mortgage Loans, the Master Servicer shall be entitled to the Master Servicing Fee and the applicable Servicer shall be entitled to the related Servicing Fee and such other payments as provided for under the terms of the Pooling and Servicing Agreement or the related servicing agreement, as applicable.

SECTION 12.

Mandatory Delivery; Grant of Security Interest.  The sale and delivery on the Closing Date of the Mortgage Loans described on the Closing Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller’s failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller’s interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser’s (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price, or any such condition shall not have been satisfied and satisfaction of such condition shall not have been waived and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred, and the security interest created by this Section 12 shall be deemed to have been released.

SECTION 13.

Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by fax and, receipt of which is confirmed by telephone, if to the Purchaser, addressed to the Purchaser at 60 Wall Street, New York, New York 10005, fax: (212) 250-2500, Attention: Susan Valenti, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to the Seller at 60 Wall Street, New York, New York 10005, fax: (212) 250-2500, Attention: Susan Valenti, or to such other address as the Seller may designate in writing to the Purchaser.

SECTION 14.

Severability of Provisions.  Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15.

Agreement of Parties.  The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

SECTION 16.

Survival.  The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

SECTION 17.

GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (EXCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 18.

Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code, (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Protected Accounts established by the Servicers of the related Mortgage Loans for the benefit of the owner thereof, whether in the form of cash, instruments, securities or other property, (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code, and (4) notifications to persons holding such property and acknowledgments, receipts or confirmations from persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 19.

Third Party Beneficiary.  The parties hereto acknowledge and agree that DBSI and each of its respective successors and assigns shall have all the rights of a third-party beneficiary in respect of Section 12 of this Agreement and shall be entitled to rely upon and directly enforce the provisions of Section 12 of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

DB STRUCTURED PRODUCTS, INC.

By:_/s/ Rika Yano

Name:

Rika Yano

Its:

Vice President

By:_/s/ Ernie Calabrese

Name:

Ernie Calabtrese

Its:

Director

DEUTSCHE ALT-A SECURITIES, INC.

By:_/s/ Rika Yano

Name:

Rika Yano

Its:

Vice President

By:_/s/ Ernie Calabrese

Name:

Ernie Calabtrese

Its:

Director

EXHIBIT 1

Loan #: _____

Borrower: _____

LOST NOTE AFFIDAVIT

I, as _____________________ of ____________________, a _______________  am authorized to make this Affidavit on behalf of __________________ (the “Seller”). In connection with the administration of the Mortgage Loans held by ______________________, a _______________ [corporation] as Seller on behalf of ____________________ (the “Purchaser”), _______________________ (the “Deponent”), being duly sworn, deposes and says that:

1.

The Seller’s address is:

____________________________

____________________________

____________________________

2.

The Seller previously delivered to the Purchaser a signed initial certification with respect to such Mortgage and/or Assignment;

3.

Such Mortgage Note and/or Assignment was assigned or sold to the Purchaser by __________________, a _________________ pursuant to the terms and provisions of a Mortgage Loan Purchase Agreement dated as of January 31, 2007;

4.

Such Mortgage Note and/or Assignment is not outstanding pursuant to a request for release of Documents;

5.

Aforesaid Mortgage Note and/or Assignment (the “Original”) has been lost;

6.

Deponent has made or caused to be made a diligent search for the Original and has been unable to find or recover same;

7.

The Seller was the Seller of the Original at the time of the loss; and

8.

Deponent agrees that, if said Original should ever come into Seller’s possession, custody or power, Seller will immediately and without consideration surrender the Original to the Purchaser.

9.

Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee and (ii) the Mortgage or deed of trust (strike one) which secures the Note, which Mortgage or deed of trust is recorded in the county where the property is located.

10.

Deponent hereby agrees that the Seller (a) shall indemnify and hold harmless the Purchaser, its successors and assigns, against any loss, liability or damage, including reasonable attorney’s fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that purchased a mortgage loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a mortgage loan evidenced by the Lost Note on the related property to the fact that the mortgage loan is not evidenced by an original note and (iv) the issuance of a new instrument in lieu thereof (items (i) through (iv) above hereinafter referred to as the “Losses”) and (b) if required by any Rating Agency in connection with placing such Lost Note into a Pass-Through Transfer, shall obtain a surety from an insurer acceptable to the applicable Rating Agency to cover any Losses with respect to such Lost Note.

11.

This Affidavit is intended to be relied upon by the Purchaser, its successors and assigns. [Seller] represents and warrants that is has the authority to perform its obligations under this Affidavit of Lost Note.

Executed this _ day of _______, 200_.

By:________________________________

Name:

Title:

On this __ day of ______, 200_, before me appeared ______________________  to me personally known, who being duly sworn did say that he is the _______________________ of ____________________, a ______________________ and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said acknowledged this instrument to be the free act and deed of said entity.

Signature:

[Seal]

EXHIBIT 2

Standard & Poor’s LEVELS® Glossary Version 5.7 Revised, Appendix E

EXHIBIT 3

Definitions with respect to terms used in Sections 2(b)(i) and 2(b)(ii) of this Agreement and not otherwise defined in this Agreement or the Pooling and Servicing Agreement:

Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the assignment or mortgage of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

Cooperative Corporation: With respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Property and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

Cooperative Lien Search:  A search for (a) federal tax liens, mechanics’ liens, lis pendens, judgments of record or otherwise against (i) the Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Property into the Cooperative Corporation.

Cooperative Loan:  A Mortgage Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

Cooperative Property:  With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

Cooperative Shares:  With respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

Cooperative Unit:  With respect to any Cooperative Loan, a specific unit in a Cooperative Property.

Financing Statement:  A financing statement in the form of a UCC-1 or UCC-3, as applicable, filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System:  The system of recording transfers of mortgages electronically maintained by MERS.

MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

MOM Loan:  With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

Pledge Instruments:  With respect to each Cooperative Loan, the Stock Power, the Assignment of Proprietary Lease and the Security Agreement.

Proprietary Lease:  The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

Recognition Agreement:  An agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan and (ii) make certain agreements with respect to such Cooperative Loan.

Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

Stock Power:  With respect to a Cooperative Loan, an assignment of the stock certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.